MASTER RESERVES TRUST

                                 ANNUAL REPORT
                               December 31, 1995

                              MASTER RESERVES TRUST
                            MONEY MARKET PORTFOLIO I
                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout each year

                                                                             Year Ended December 31,
                                        -----------------------------------------------------------------------------------------
                                        1995     1994     1993      1992     1991    1990      1989      1988       1987     1986
Net Asset Value, Beginning of Year      $1.00    $1.00    $1.00     $1.00    $1.00   $1.00     $1.00     $1.00      $1.00    $1.00
Income from Investment Operations
Net Investment Income                   0.057    0.042    0.032     0.037    0.059   0.079     0.089     0.073      0.064    0.066
Less Distributions
Dividends from Net Investment Income   (0.057)  (0.042)  (0.032)   (0.037)  (0.059) (0.079)   (0.089)   (0.073)    (0.064)  (0.066)
                                       -------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $1.00    $1.00    $1.00     $1.00    $1.00   $1.00     $1.00     $1.00      $1.00    $1.00
                                       ===========================================================================================
Total Return                             5.83%    4.23%    3.24%     3.76%    6.01%   8.27%     9.25%     7.57%      6.60%    6.76%
Ratios/Supplemental Data
Ratios to Average Net Assets
  Net Investment Income                  5.83%    4.49%    3.23%     3.70%    5.90%   7.92%     9.24%     7.41%      6.51%    6.42%
  Total Expenses                         0.09%    0.10%    0.10%     0.19%    0.20%   0.26%     0.30%     0.25%      0.23%    0.24%
Net Assets, End of Year (thousands)   $35,910  $30,314  $61,354  $205,818  $56,603 $67,682  $162,336  $280,142   $222,314 $187,845

                       See Notes to Financial Statements.
                                       1

                             MASTER RESERVES TRUST
                            MONEY MARKET PORTFOLIO I
                             SCHEDULE OF INVESTMENTS
                                December 31, 1995


 Principal                                                                      Maturity             Market
  Amount                                                                          Date                Value
 ---------                                                                      --------          -----------
Bank Notes (2.8%) (c)
$1,000,000    National Bank Detroit, 5.75%  (Cost $1,000,008)                   01/18/96          $ 1,000,008
                                                                                                  -----------
Bankers' Acceptances (5.6%)
 1,000,000    Morgan Guaranty Co. of  New York, 5.70%                           01/16/96              997,783
 1,000,000    Union Bank Switzerland, 5.61%                                     02/01/96              995,325
                                                                                                  -----------
                   Total Bankers Acceptances  (Cost $1,993,108)                                     1,993,108
                                                                                                  -----------
Certificate of Deposit  (2.8%)
 1,000,000    Wachovia Bank, Georgia, 5.81% (Cost $1,000,019)                   01/25/96            1,000,019
                                                                                                  -----------
Commercial Paper (38.4%) (c)
 1,000,000    ABN Amro North America, 5.69%                                     01/30/96              995,575
 1,000,000    Ameritech Capital Funding Corp., 5.60%                            02/12/96              993,622
 1,000,000    Bell Atlantic Network,  5.50%                                     02/23/96              992,056
 1,000,000    Coca Cola Co., 5.52%                                              03/15/96              988,928
 1,000,000    Dupont EI De Nemours & Co., 5.67%                                 01/22/96              996,850
   500,000    General Electric Capital Corp., 5.62%                             01/17/96              498,829
   500,000    General Electric Capital Corp., 5.64%                             01/24/96              498,277
 1,160,000    Heinz (H.J.) Co., 5.57%                                           02/06/96            1,153,718
 1,000,000    Hewlett Packard Co., 5.69%                                        01/04/96              999,684
   500,000    Hewlett Packard Co., 5.63%                                        01/12/96              499,218
 1,000,000    Motorola Credit Corp., 5.73%                                      01/05/96              999,523
   600,000    Nestle Capital Corp., 5.54%                                       02/16/96              595,845
   600,000    Nestle Capital Corp., 5.53%                                       02/23/96              595,207
 1,000,000    Pfizer Inc., 5.70%                                                01/12/96              998,417
 1,000,000    Pitney Bowes Credit Corp., 5.60%                                  02/09/96              994,089
 1,000,000    Procter & Gamble Co., 5.65%                                       01/10/96              998,744
                                                                                                  -----------
                   Total Commercial Paper  (Cost $13,798,461)                                      13,798,582
                                                                                                  -----------
Master Note (1.4%)
   499,000    Associates Corporation of North America, 5.71%                    01/02/96              499,000
              (Cost $499,000)                                                                     -----------

                              MASTER RESERVES TRUST
                            MONEY MARKET PORTFOLIO I
                             SCHEDULE OF INVESTMENTS
                                December 31, 1995


 Principal                                                                      Maturity             Market
  Amount                                                                          Date                Value
----------                                                                      --------          ------------
U.S. Government  Agency Issues (38.5%) (c)
 1,000,000    Federal Farm Credit Bank Discount Note, 5.54%                     02/14/96          $   993,383
 3,194,000    Federal Home Loan Mortgage Discount Note, 5.40%                   01/02/96            3,194,000
   824,000    Federal Home Loan Mortgage Discount Note, 5.57%                   01/03/96              823,873
 1,000,000    Federal Home Loan Bank Discount Note, 5.59%                       01/10/96              998,758
 1,000,000    Federal Home Loan Bank Discount Note, 5.52%                       02/28/96              991,260
 1,000,000    Federal Home Loan Bank Discount Note, 5.38%                       04/23/96              983,511
 1,000,000    Federal Home Loan Bank Discount Note, 5.33%                       05/13/96              980,933
 1,000,000    Federal National Mortgage Association Discount Note, 5.60%        01/05/96              999,533
 1,000,000    Federal National Mortgage Association Discount Note, 5.52%        02/21/96              992,333
 1,910,000    Federal National Mortgage Association Discount Note, 5.47%        03/08/96            1,891,231
 1,000,000    Federal National Mortgage Association Discount Note, 5.41%        03/18/96              988,685
                                                                                                 ------------
                   Total U.S. Government  Agency Issues (Cost $13,836,283)                         13,837,500
                                                                                                 ------------
                                                                                 Maturity
Repurchase Agreements (10.9%)                                                     Value
                                                                                ----------

              Smith Barney Harris Upham & Co., 5.90%, purchased 12/29/95
              (Collateralized by $1,950,020, FNMA #332607, 7.00%,
              12/01/15) maturing 01/02/96                                       $1,915,255         1,914,000

              Investments in repurchase agreements, in a joint trading account
              purchased 12/29/95, 5.90% to 5.92% maturing 01/02/96 (b)           2,001,313         2,000,000
                                                                                                 -----------


                   Total Repurchase Agreements (Cost $3,914,000)                                   3,914,000
                                                                                                 -----------
                   Total Investments (Cost $36,040,879)(a)                                        36,042,217

Other Assets and Liabilities - Net (-0.4%)                                                          (132,182)
                                                                                                 -----------
Net Assets (100%)                                                                                $35,910,035
                                                                                                 ===========

(a) The cost of investments for federal income tax purposes is identical to the cost for financial reporting purposes. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at December 31, 1995 are as follows:

     Gross unrealized appreciation.........................   $1,338
     Gross unrealized depreciation ........................        0
                                                              ------
     Net unrealized appreciation...........................   $1,338
                                                              ======
(b) The repurchase agreements are fully collaterized by U.S. Government and/or agency obligations based on market prices at December 31, 1995

(c)  Rates shown are the effective yields at the date of purchase.

                        See Notes to Financial Statements

                             Master Reserves Trust
                            Money Market Portfolio I
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995

Assets  (Note 1)
 Investments at market value
 Portfolio Securities (Cost  $32,126,879)         $32,128,217
 Repurchase Agreements  (Cost $3,914,000)           3,914,000
                                                  -----------
 Total Investments                                                   36,042,217
 Cash                                                                     2,608
 Interest receivable                                                     22,405
                                                                    -----------
  Total assets                                                       36,067,230
                                                                    -----------
Liabilities (Notes 1 and 2)
 Distribution payable                                                   156,841
 Accrued management fees                                                    354
                                                                    -----------
  Total liabilities                                                     157,195
                                                                    -----------
Net assets                                                          $35,910,035
                                                                    ===========
Net assets represented by:
 Paid-in capital                                                    $35,899,786
 Accumulated  net realized gain
  on investments                                                          8,911
 Net  unrealized appreciation  on investments                             1,338
                                                                    -----------
  Total net assets                                                  $35,910,035
                                                                    ===========
Net Asset Value, offering and redemption price per share:
 Net asset value of $35,910,035 / 35,903,688
  outstanding shares of beneficial interest                               $1.00
                                                                    ===========


                       See Notes to Financial Statements.

                             Master Reserves Trust
                            Money Market Portfolio I
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1995

Investment income (Note 1)
 Interest                                                            $1,518,678
                                                                     ----------
Expenses (Note 2)
 Management fee                                                          23,337
                                                                     ----------
  Total expenses                                                         23,337
                                                                     ----------
Net investment income                                                 1,495,341
                                                                     ----------
Net realized and unrealized gain on investments (Note 1)
 Net realized gain on  investments                                           31
 Net change in unrealized appreciation on investments                     1,350
                                                                     ----------
Net realized and unrealized gain on investments                           1,381
                                                                     ----------
Net increase in net assets resulting from operations                 $1,496,722
                                                                     ==========
                       See Notes to Financial Statements.

                             Master Reserves Trust
                            Money Market Portfolio I
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended December 31,
                                                                          1995              1994
Operations
 Net investment income                                                $  1,495,341       $  2,177,261
 Net realized and unrealized gain (loss) on investments                         31             (5,765)
 Net change in unrealized appreciation
  on investments                                                             1,350              2,171
                                                                      ------------       ------------
  Net increase in net assets
   resulting from operations                                             1,496,722          2,173,667
                                                                      ------------       ------------
Distributions to shareholders
  from  net investment income                                           (1,495,341)        (2,177,261)
                                                                      ------------       ------------
Capital share transactions (Note 3)
 Proceeds from shares sold                                             124,846,435        225,765,967
 Payments for shares redeemed                                         (120,750,938)      (257,357,648)
 Net asset value of shares issued
  in reinvestment of distributions                                       1,498,978            555,364
                                                                      ------------       ------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions                                                    5,594,475        (31,036,317)
                                                                      ------------       ------------
     Total increase (decrease) in net assets                             5,595,856        (31,039,911)
Net assets
 Beginning of year                                                      30,314,179         61,354,090
                                                                      ------------       ------------
 End of year                                                          $ 35,910,035       $ 30,314,179
                                                                      ============       ============


                       See Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1995


(1) SIGNIFICANT ACCOUNTING POLICIES

    Master Reserves Trust (the "Fund"), a Massachusetts business trust, is an open-end management investment company registered under the Investment Company Act of 1940. Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.)("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.)("KII"), a Delaware corporation. KII is privately owned by an investor group consisting predominantly of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer and dividend disbursing agent. The Fund is a mutual fund that seeks maximum current income while perserving capital by investing in money market instruments.

    The Fund currently offers institutional and other substantial investors a money market portfolio (Money Market Portfolio I) (the "Portfolio"). The Fund began offering shares of the Portfolio on May 4, 1976.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

     A. Portfolio securities which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Portfolio securities maturing in more than sixty days for which market quotations are readily available are valued at current market value. Portfolio securities maturing in more than sixty days when purchased, which are held on the sixtieth day prior to maturity, are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. All other securities and other assets are valued at fair value as determined in good faith using methods prescribed by the Board of Trustees.

     B. Securities transactions are accounted for on the trade date.
Interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and federal income tax purposes.

     C. The Portfolio has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Thus, the Portfolio is relieved of any federal income tax liability by distributing all of its net investment income and net capital gains, if any, to its shareholders. The Portfolio intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

     D. When the Portfolio enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Portfolio plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Portfolio whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Portfolio monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Portfolio intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Portfolio will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Portfolio will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

     E. The Portfolio declares dividends from net investment income daily, pays dividends monthly and automatically reinvests such dividends in additional shares at net asset value, unless shareholders request payment in cash. Net realized short-term capital gains of the portfolio, if any, will be distributed annually.

(2) MANAGEMENT FEE AND OTHER PARTY TRANSACTIONS

     Under the terms of the current management contract, Keystone provides investment management and administrative services as well as office space, equipment and clerical personnel for handling the affairs of the Fund. At the request and subject to the discretion of the Trustees of the Fund, Keystone is required at its own expense to provide or cause to be provided to the Fund the following additional operating services, facilities and supplies: custodial, auditing, valuation, bookkeeping, legal, stock transfer and dividend disbursing services, shareholders' reports, and shareholders' meetings and maintenance of registration with the Securities and Exchange Commission and various states, as well as insurance and membership in trade associations and related items. In return, Keystone is entitled to a fee, payable quarterly, computed at the annual rate of 0.09% of average daily net assets of the Portfolio.

(3) SHARES OF BENEFICIAL INTEREST

    The Fund is authorized to issue an unlimited number of shares, no par value, for each portfolio. All capital share transactions included in the Portfolio's Statement of Changes in Net Assets were made at net asset value of $1.00 per share.

[KPMG LOGO] Peat Marwick LLP

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Master Reserves Trust

We have audited the accompanying statement of assets and liabilities of Money Market Portfolio I of Master Reserves Trust, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Portfolio I of Master Reserves Trust as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                            KPMG PEAT MARWICK LLP

Boston, Massachusetts
January 26, 1996